                                                                     EXHIBIT 4.1


COMMON STOCK                                            1.00 PAR VALUE PER SHARE

                 [NORTHSIDE BANCSHARES, INC. LOGO APPEARS HERE]

               INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA

     SEE REVERSE FOR
     CERTAIN DEFINITIONS
     CUSIP

THIS CERTIFIES THAT ___________________________________________________________

IS THE OWNER OF _____________________________,
           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
                           NORTHSIDE BANCSHARES, INC.

transferable on the books of the Corporation in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile signatures of its duly authorized officers.

Date:
      ---------------------
COUNTERSIGNED AND REGISTERED:

                                 TRANSFER AGENT
                                 AND REGISTRAR

By:
   ---------------------        -----------------         ---------------------
   AUTHORIZED SIGNATURE             SECRETARY                  CHAIRMAN

                            [REVERSE OF CERTIFICATE]

                           NORTHSIDE BANCSHARES, INC.

The Corporation will furnish without charge to each stockholder who so requests a statement or summary of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and of the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the office of the Secretary of the Corporation or the Transfer Agent named on the face of this Certificate. The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COMA - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of
          survivorship and not as tenants
          in common

UNIF GIFT MIN ACT _____________________________________________________Custodian


-------------------------                             --------------------------
          (Cust)                                             (Minor)

                                       under Uniform Gifts to Minors Act

                                                                     -----------
                                                                         (State)

Additional abbreviations may also be used though not in the above list.

For value received, __________________________________________ hereby sell, assign and transfer unto _____________________________________________________.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint____________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:
      ------------------------------



                                    --------------------------------------------
                                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                    MUST CORRESPOND WITH THE NAME AS
                                    WRITTEN UPON THE FACE OF THE
                                    CERTIFICATE IN EVERY PARTICULAR,
                                    WITHOUT ALTERATION OR ENLARGEMENT
                                    OR ANY CHANGE WHATEVER

                                    --------------------------------------------
                                    SIGNATURE(S) GUARANTEED: THE SIGNATURE(S)
                                    SHOULD BE GUARANTEED BY AN ELIGIBLE
                                    GUARANTOR INSTITUTION (BANKS,
                                    STOCKBROKERS, SAVINGS AND LOAN
                                    ASSOCIATIONS AND CREDIT UNIONS WITH
                                    MEMBERSHIP IN AN APPROVED SIGNATURE
                                    GUARANTEE MEDALLION PROGRAM),
                                    PURSUANT TO SEC RULE 17Ad-15.